THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OF THE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION AND, ACCORDINGLY, MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW. NOTWITHSTANDING THE ABOVE, NO TRANSFER MAY BE MADE IN ANY JURISDICTION EXCEPT IN COMPLIANCE WITH APPLICABLE LAWS IN SUCH JURISDICTION.

PROMISSORY NOTE

$9,000,000 Dated: December 28, 2012

WHEREAS, AD Computer Corporation (“Lender”) is a borrower and party to that certain Loan and Security Agreement, dated as of December 28, 2012, by and among Lender, Payroll Tax Filing Services, Inc., each other Person joined hereto as a borrower from time to time, Universal Business Payment Solutions Acquisition Corporation (“Borrower”), and Metro Bank.

WHEREAS, Lender desires to make a loan to Borrower in the original principal amount of NINE MILLION DOLLARS ($9,000,000);

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and, by its acceptance hereof, Lender hereby agree as follows:

The terms, provisions and obligations set forth in the Original Promissory Note are hereby amended and restated in their entirety to read as follows:

FOR VALUE Borrower, HEREBY PROMISES TO PAY to the order of LENDER the principal amount of $9,000,000 in full upon notice from the Lender to the Borrower.

I.	PAYMENT TERMS

The Borrower promises to pay interest on the unpaid principal amount hereof on the day on which the principal amount is paid in full, at an interest rate equal to the short-term Applicable Federal Rate as required by Section 7872(f)(2)(B) of the Internal Revenue Code, compounded semiannually; provided, however, that any overdue amount of principal, interest or other amounts payable hereunder shall bear interest, payable on demand, at the same such interest rate as described above. Interest shall accrue from the date hereof until the date of payment in full of the principal amount hereof and all interest and other amounts payable hereunder (to the extent permitted by applicable law) and shall be computed on the basis of a 360-day year of twelve 30-day months. Interest is to be paid in cash.

II.	REPAYMENT TERMS

This Promissory Note shall be prepayable at any time without penalty. The full balance of this Promissory Note and all accrued interest thereunder shall be due and payable on December 28, 2020.

III.	OPTIONAL PAYMENTS

This Promissory Note is prepayable by the Borrower at any time in whole or in part without any premium or penalty. The amount of any such optional payment shall be applied first to accrued but unpaid interest outstanding under this Agreement and then to principal.

IV.	GENERAL

This Agreement embodies the entire agreement between the Borrower and Lender. Any amendments to this Agreement must be executed by all parties hereto.

The Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereon without the prior written consent of Lender.

The Borrower expressly waives presentment, demand, protest or any notice of any kind whatsoever. No delay or omission by the Lender in exercising any of its rights hereunder or otherwise shall operate as a waiver of any such right or of any other right of the Lender, nor shall any waiver by the Lender of any such right on one occasion be deemed a bar to or waiver of such right or any other right on any other occasion.

This Agreement shall be deemed to have been made under, and shall be governed by, and construed in accordance with, the laws of the State of New York.

REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF the parties have executed and delivered this Agreement on the date first written above.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

Borrower

By: /s/ Peter Davidson

Name: Peter Davidson

Title: Chief Administrative Officer

AD COMPUTER CORPORATION

Lender

By: /s/ C. Nicholos Antich

Name: C. Nicholos Antich

Title: President

[Signature Page to Promissory Note]